Earnings per share (Tables)	12 Months Ended
Jun. 30, 2018
Profit per share attributable to equity holders of the parent for the year (Note 28):
Schedule of basic earnings per share

On December 18, 2012, the Superintendence of Corporations registered an amendment to the Company’s by-laws whereby it increased the nominal value of its shares from Ps. 0.1 to Ps. 1 each. This amendment, which was notified through the CNV, was registered under number 20,264 of Stock Companies Book 62 T°. Furthermore, the CNV has admitted the shares indicated above for listing in the Stock Exchange.

	06.30.18	06.30.17	06.30.16
Profit attributable to equity holders of the Parent	15,099,936	3,260,476	11,821,280
Weighted average number of ordinary shares in issue (thousands)	126,014	126,014	126,014
Basic earnings per share	119.83	25.87	93.81